                                                               Exhibit 10.13

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                   TECHNICAL LICENSE AND ASSISTANCE AGREEMENT

This Agreement is dated and entered into as of 2nd day of November, 1999 (hereinafter referred to as "Effective Date") by and between UTStarcom, Inc., a Delaware corporation with its place of business at 1275 Harbor Bay Parkway, Alameda, CA 94502, USA (hereinafter referred to as "UTStarcom") and Mitsubishi Electric Corporation acting through its Mobile Communication Business Division, a Japanese corporation with offices at 8-1-1 Tsukaguchi-honmachi, Amagasaki, Hyogo 661-8661, Japan (hereinafter referred to as "Mitsubishi").

WHEREAS, Mitsubishi has engaged in the development, manufacture, and sale of PHS (Personal Handyphone System) handsets and owns technical information which is essential to or helpful in the development and manufacture of PHS handset.

WHEREAS, UTStarcom desires to obtain from Mitsubishi such technical information and technical assistance together with licenses defined herein in order to develop, manufacture and sell PHS handset for itself, and

WHEREAS, Mitsubishi is willing to supply UTStarcom with such technical information, technical assistance and to grant a license on terms and conditions herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the Parties mutually agree as follows:

1.   DEFINITION

As used in this Agreement, the following terms shall have the meanings set forth below:

(a)  AGREEMENT.   "Agreement" shall mean this Technical License And
Assistance Agreement including all Exhibit(s) thereto.

(b)  LICENSED TECHNOLOGY.   "Licensed Technology" shall mean the technical
information and data except a third party technology, owned and disclosed by Mitsubishi under the "UTSTARCOM, Inc., MUTUAL NON-DISCLOSURE AGREEMENT [KS99-012A]" concluded on March 2, 1999 and "UTSTARCOM, Inc. AMENDMENT AGREEMENT TO MUTUAL NON-DISCLOSURE AGREEMENT [KS99-089B]" concluded on August 23, 1999 between the Parties, as specifically set forth in the Exhibit A as Technical Document.



STRICTLY CONFIDENTIAL                                       UTSVER8.DOC

                                    2/19

(c)  PARTY/PARTIES.   "Party" shall mean either UTStarcom or Mitsubishi.
"Parties" shall mean both UTStarcom and Mitsubishi.

(d)  SUBSIDIARY.   "Subsidiary" shall mean any entity, a majority of whose
voting shares or securities are owned or controlled, directly or indirectly by a Party, provided that any such entity shall be deemed to be Subsidiary only so long as such majority control exists.

(e)  NET.   "Net" shall mean in this Agreement a net price actually received by Mitsubishi after deducting any and all taxes, duties and penalties from the gross amount including any and all taxes, duties and penalties paid by UTStarcom.


2. GRANT OF LICENSE

2.1 GRANT OF LICENSE

(1) Subject to the terms and conditions of this Agreement, Mitsubishi hereby grants to UTStarcom a [*] license to use the Licensed Technology for the term of this Agreement for the purpose of

     (i)    evaluation and development of UTStarcom's PHS handset and

     (ii)   feasibility study for the business of UTStarcom's PHS handset within the territory of the [*].

This Agreement does not cover any license to use the Licensed Technology for any purpose including, but not limited to making or selling UTStarcom's PHS handset, other than stated above, however, each Party agrees to negotiate and determine additional license and its conditions separately upon discussion between the Parties by the [*].

(2) UTStarcom may sub-license the Licensed Technology granted hereunder to its Subsidiaries on condition that UTStarcom shall put the Subsidiaries the same obligations of UTStarcom under this Agreement with written agreement, and shall assume whole responsibility to Mitsubishi for the actions or omissions of said Subsidiaries.

(3) With Mitsubishi's prior written approval, UTStarcom may have the Licensed Technology and Confidential Information used to a third party [*] as its subcontractors for the development and manufacture of UTStarcom's PHS handset, provided that UTStarcom shall put such third party the same obligations of UTStarcom under this Agreement with written agreement, and shall be fully responsibility to Mitsubishi for the actions or omissions of the obligations by such third party.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                     3/19

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.2  LIMITATION OF LICENSE

UTStarcom shall not use trademarks, trade names, logos or other identifying labels of Mitsubishi or Mitsubishi's customers in any form or manner without prior written approval of Mitsubishi.


3. SUPPLY OF TECHNICAL DOCUMENT & TECHNICAL ASSISTANCE

3.1 TECHNICAL DOCUMENT

Mitsubishi shall furnish one (1) copy of the technical document and programs for Mitsubishi's PHS handset identified in Exhibit A in the language originally written (hereinafter referred to as "Technical Document") to UTStarcom at the following address within thirty (30) days after the Effective Date:

                Hong Liang Lu, President & C.E.O.
                UTStarcom, Inc.,
                1275 Harbor Bay Parkway, Suite 100 Alameda,
                California 94502, USA

3.2 TECHNICAL ASSISTANCE

At UTStarcom's request, Mitsubishi will provide UTStarcom additional technical information or data or training and technical services as set forth in Exhibit B [*] [*] to assist UTStarcom to develop its PHS handset, with charge (hereinafter referred to as "Technical Assistance").

4. PAYMENT

4.1 PAYMENT

In consideration of the license granted herein. Technical Document, Technical Assistance and Tooling for TL-PH2, UTStarcom agrees to make a nonrefundable payment to Mitsubishi as follows:

(i)   License Fee:

Net [*], which amount is payable within [*] after the Effective Date of this Agreement.

(ii)  Technical Document Fee:

[*], which amount is payable within [*] after UTStarcom's receipt of all items identified in Exhibit A.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                     4/19


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(iii)  Technical Assistance Fee:

A price due for each item of Technical Assistance based on the hourly rate identified in Exhibit B, which amount is payable within [*] after UTStarcom's receipt of invoice issued by Mitsubishi on quarterly basis.

(iv)   Tooling Fee for TL-PH2

1. Net price due for each item of Tooling for TL-PH2 described in Exhibit B
(3) A, which amount is payable within [*] after Mitsubishi's delivery of each item to UTStarcom. UTStarcom shall make a written request to Mitsubishi to sell the said item within [*] after the Effective Date of this Agreement.

2. Net price due for each item of Tooling for TL-PH2 described in Exhibit B
(3) B, which amount is payable within [*] after a written request of UTStarcom to Mitsubishi to use the said item. UTStarcom shall make such a request to Mitsubishi within [*] after the Effective Date of this Agreement.

4.2 MITSUBISHI'S BANK ACCOUNT

UTStarcom shall make all payments due under this Agreement in Japanese Yen by wire transfer to Mitsubishi at the following address:

      Bank name:        The Bank of Tokyo-Mitsubishi, Ltd., Head Office, Tokyo
      Bank address:     7-1, Marunouchi 2-Chome, Tokyo 100-8310, Japan
      Account name:     Mitsubishi Electric Corporation
      Account No:       [*]

4.3 TAXES

Each party shall bear any and all taxes, duties and penalties imposed in its own country on any payment made under this Agreement. UTStarcom is entitled to withhold the applicable American withholding taxes from the gross amount including any and all taxes, duties and penalties paid by UTStarcom under this Agreement and pay them to the competent tax authorities in USA. In the event that UTStarcom withholds the taxes from such gross amount, UTStarcom shall promptly send to Mitsubishi official tax receipts issued by said authorities sufficient enable Mitsubishi to support a claim for tax credit in respect to such withholding taxes paid by UTStarcom.


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       5/19

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.4 OTHER COSTS AND EXPENSES

(1) UTStarcom shall bear any costs and expenses in relation to traveling, transportation, shipping, freight, insurance, packing, living, lodging, meals, communication, office space, equipment and so on, incurred under this Agreement.

(2) UTStarcom shall bear any costs and expenses incurred by Mitsubishi in relation to the Technical Assistance or any other assistance provided by Mitsubishi in addition to the same stated hereunder at the rate of [*].


5. TREATMENT OF PROPRIETARY RIGHTS

UTStarcom agrees that Mitsubishi shall retain all rights including patent rights, design rights, copyrights and any other intellectual property right, title and interest to the Licensed Technology and Confidential Information. If a patent, design, or any other intellectual property are acquired by UTStarcom based on any Licensed Technology or Confidential Information supplied from Mitsubishi under this Agreement, UTStarcom shall consult with Mitsubishi with respect to the manner of application, the scope of intellectual property rights to be acquired, who is going to be the owner thereof and other details necessary for application.


6. DISCLAIMER OF WARRANTY AND LIABILITY

(1) ANY LICENCED TECHNOLOGY, CONFIDENTIAL INFORMATION LICENSED BY MITSUBISHI HEREUNDER IS PROVIDED ON "AS IS" BASIS. MITSUBISHI DISCLAIMS ANY WARRANTY, STATUTORY, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, ARISING FROM USE OF ANY LICENSED TECHNOLOGY OR CONFIDENTIAL INFORMATION PROVIDED HEREUNDER. MITSUBISHI ALSO MAKES NO WARRANTY THAT THE LICENSED TECHNOLOGY OR
CONFIDENTIAL INFORMATION IS UNINTERRUPTED, SUFFICIENT, ACCURATE OR ERROR-FREE TO ENABLE UTSTARCOM TO DEVELOP UTSTARCOM'S PHS HANDSET.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, UNDER NO EVENT AND UNDER NO LEGAL THEORY OF LIABILITY, INCLUDING, BUT NOT LIMITED TO, TORT, BREACH OF CONTRACT, PRODUCT LIABILITY, INDEMNIFICATION, PERSONAL INJURY OR OTHERWISE, SHALL MITSUBISHI BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES ARISING FROM USE OF THE LICENSED TECHNOLOGY OR THE CONFIDENTIAL INFORMATION EVEN IF MITSUBISHI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       6/19

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

LOSSES.

(2) Notwithstanding the forgoing, if a technical problem of the Licensed Technology is found, the Parties will confer in order to find a mutually agreeable solution of the problem.

(3) UTStarcom shall indemnify and hold Mitsubishi harmless of any claims, damages or other liability in any way in connection with UTStarcom's use of the Licensed Technology licensed hereunder.


7. CONFIDENTIALITY

7.1 CONFIDENTIALITY

Each Party agrees to hold any information or data disclosed by the other Party under this Agreement in strict confidence provided that such information is clearly marked as "Confidential" or "Proprietary", and, if disclosed orally or visually, summarized in written format within thirty (30) days of such disclosure (hereinafter referred to as "Confidential Information"). Each Party shall take reasonable steps to safeguard the other Party's Confidential Information, using at a minimum the same degree of care as is used for its own confidential information, and shall not disclose such Confidential Information to any third party other than as expressly permitted by this Agreement. All information disclosed by Mitsubishi to UTStarcom as "Confidential Information" under the "UTSTARCOM, Inc. MUTUAL NON-DISCLOSURE AGREEMENT" [KS99-012A] concluded on March 2, 1999, and "UTSTARCOM, Inc. AMENDMENT AGREEMENT TO MUTUAL NON-DISCLOSURE AGREEMENT [KS99-089B]" concluded on August 23, 1999 between the Parties shall also be treated as Confidential Information under this Agreement and shall be subject to provisions herein.

(1) The obligations of this Article shall not apply to any information which:

    1. is already in the public domain or becomes available to the public through no breach of this Agreement by the receiving Party;

    2. was in the receiving party's possession prior to receipt from the disclosing Party as proven by its written records;

    3. is received by the receiving Party independently from a third party free to disclose such information;

    4. is subsequently independently developed by the receiving Party as proven by its written records; or

    5. is disclosed when such disclosure is compelled pursuant to legal, judicial, or administrative proceeding, or otherwise required by law, subject to the receiving Party giving all


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       7/19
         reasonable prior notice to the disclosing Party to allow the disclosing Party to seek protective or other court orders.

(2) Each Party shall not during and after the term of the Agreement use the other Party's Confidential Information for any purpose whatsoever other than that agreed in this Agreement.

7.2 MEDIA RELEASES

Each Party shall not make any press release, advertisement or public statement concerning the existence of this Agreement or its contents without the express written consent of the other Party.


8. TERM

The term of this Agreement shall commence on the Effective Date and will continue until the end of March 31, 2000 or the date upon which this Agreement is terminated in accordance with Article 9, whichever comes earlier.


9. TERMINATION

9.1 TERMINATION FOR CAUSE

In the event that either Party hereto defaults in the performance of any or its duties or obligations hereunder, which default shall not be cured within thirty (30) days after written notice from the non-defaulting Party specifying the default, then the non-defaulting Party, by giving written notice thereof to the defaulting Party, terminate this Agreement as of a date specified in such notice of termination. The defaulting party shall indemnify the non-defaulting Party for the losses and damages sustained by such termination.

9.2 TERMINATION FOR INSOLVENCY

Either Party may terminate this Agreement without giving prior notice in the event of one or more of the followings:

     1. a Party enters into voluntary or involuntary bankruptcy or insolvency, or cease to make payments to its creditors;

     2. a Party liquidates its business or makes or causes to be made an assignment of its assets or business, either in whole or in part, for the benefit of its creditors;

     3. a receiver or trustee is appointed to take over, or administer, or conduct all or a substantial part of the business or property of a Party;

     4. a substantial change in the ownership or control of one Party without the prior written


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       8/19
         consent of the other Party; and

     5.  dissolution or liquidation of a Party's assets.

If one Party is involved in any of the events enumerated in paragraphs 1. through 5. above, such Party shall notify the other Party immediately, by cable or facsimile, of the occurrence of such event.

9.3 RIGHTS UPON TERMINATION

If this Agreement is terminated for any reason, all licenses granted to UTStarcom hereunder shall be terminated, and UTStarcom shall immediately return Mitsubishi all items delivered by Mitsubishi hereunder and all copies thereof.

9.4 SURVIVAL

The provisions of Articles 4, 5, 6, 7, 9, 10 and 11 hereof shall survive any termination of this Agreement.

10. SETTLEMENT OF DISPUTES

10.1 ARBITRATION

Any and all disputes, controversies, or differences which may arise between the Parties, out of or in relation to or in connection with this Agreement, or for the breach thereof, and which cannot be settled amicably, shall be finally settled by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The arbitration shall be held in Tokyo, Japan. All arbitration proceedings shall be conducted in Japanese language.

10.2 ATTORNEY'S FEES

If either Party employs attorneys to enforce any rights arising out of or relating to this Article 10, the prevailing Party in such disputes shall be entitled, in addition to its other rights hereunder, to recover reasonable fees of attorneys, accountants and other professionals including costs and fees on appeal.


11. MISCELLANEOUS

11.1 NOTICE

Any required notice or other communication hereunder shall be given in writing and shall be deemed effective when actually received at the address of each Party or such address as each Party may substitute by written notice to the other in manner contemplated herein. In regard to technical issues, however, electronic transmissions such as e-mail, facsimile and telephone are also available and acceptable.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       9/19

11.2 ASSIGNMENT

This Agreement and any right and obligation hereunder shall not be assigned or transferred to any third party in whole or in part by either Party without the prior written consent of the other Party which consent shall not be unreasonably withheld, provided that either Party may assign this Agreement or any right or obligation hereunder with prior written notice to the other Party if the Party transfers them by operation of law, including, but not limited to, consolidation or merger, levy, execution of legal process, bankruptcy, insolvency. If this Agreement or any right or obligation hereunder would otherwise pass through such assignment or transfer by operation of law from the Party to any third party without prior written consent of the other Party, then such other Party may, in addition to any other remedies it might have, forthwith terminate this Agreement by written notice of such termination to the assignment Party.

11.3 GOVERNING LAW

This Agreement shall be governed in all respects, including issues of validity, interpretation, performance, proceedings and enforcement, by the laws of Japan.

11.4 LANGUAGE

The working language to be used for all aspects of activities related to this Agreement including all forms of documentation and other communication exchanged between the Parties, shall be a Japanese language.

11.5 SEVERABILITY

In the event that any provisions of this Agreement is held by a court of competent jurisdiction to be legally ineffective or unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable and the validity of the remaining provisions shall not be affected.

11.6 WAIVER

The waiver by either Party of a breach of or a default under any provision of this Agreement by the other Party shall not be construed as a waiver of any subsequent breach of the same or any other provision of this Agreement, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right or remedy that it has or may have hereunder, operate as a waiver of any right or remedy by such Party.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       10/19

11.7 INTEGRATION

This Agreement contains the full understanding of the Parties with respect to the subject matter hereof and supersedes all prior understandings and writings relating thereto. No waiver, consent, modification, amendment or change of the terms of this Agreement and its Exhibit(s) shall be binding unless in writing and signed by Mitsubishi and UTStarcom.

11.8 HEADING

The article headings throughout this Agreement are for reference purpose only and the words contained therein shall not construed as substantial part of this Agreement and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this Agreement.

11.9 COMPLIANCE OF LAWS

(1) The Parties agree that it shall perform its obligations under this Agreement in accordance with all applicable laws, rules and regulations now or hereinafter in effect.

(2) UTStarcom shall at its own risk and expense obtain all export licenses necessary for fulfillment of its obligations under this Agreement.

11.10 FORCE MAJEURE

Each Party shall not be responsible to the other Party for any delay or failure to deliver the items described hereunder arising from causes beyond its reasonable control, such as force majeure, strikes, labor disputes, lockouts, civil commotion, war (declared or undeclared), riot, severe weather, lightning, heavy snow, floods, Acts of God, governmental rules, laws, sanctions, requisition, mobilization, embargoes, fires, explosions, restriction in the use of power or any other cause whatsoever beyond its reasonable control whether or not similar to any of the contingencies specifically enumerated. In no event shall each Party be liable to the other Party for direct, indirect, consequential or special damages arising from its delay or failure in delivery as a result of any such case.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       11/19

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date. All copies of this Agreement, signed by both Parties, shall be deemed originals.



MITSUBISHI                              UTSTARCOM

By:  /s/Kunio Nakatsuka                  By:   /s/Hong Liang Lu
   ---------------------------------       ---------------------------------

Name:   Kunio Nakatsuka                 Name:    Hong Liang Lu
     -------------------------------         -------------------------------

Title:    Manager                       Title:    PRESIDENT
      ------------------------------          ------------------------------

Date:     Nov 2, 1999                     Date:      Nov 2, 1999
     -------------------------------           -----------------------------


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       12/19

EXHIBIT A  TECHNICAL DOCUMENT

1. TECHNICAL DOCUMENT LIST FOR MITSUBISHI PHS HANDSET

----------------------------------------------------------------------------------------------
             Technical Document                                     Media           Delivery
                                                                                      time
----------------------------------------------------------------------------------------------
1.   Manufacturing Engineering Related Items:                         -                 -
----------------------------------------------------------------------------------------------
(1)  Equipment list for manufacturing.                              Paper          Undecided
(2)  Equipment placement and shopfloor layout.                      Paper          Undecided
(3)  Working Instructions for All Processes of PCB ASSY.            Paper          Undecided
(4)  Working Instructions for All Processes of BODY.                Paper          Undecided
(5)  Critical Process Control Points of PCB ASSY.                   Paper          Undecided
(6)  Critical Process Control Points of BODY.                       Paper          Undecided
(7)  General Critical Process Control Points.                       Paper          Undecided
(8)  Schematic & Principles of PHS handset.                         Paper          Undecided
(9)  Trouble Shooting Guide for PHS handset.                        Paper          Undecided
(10) Gerber Files of PCBs.                                         Diskette        Undecided
                                                                    or CD
----------------------------------------------------------------------------------------------
2.   Quality Assurance Related:                                       -                 -
----------------------------------------------------------------------------------------------
(1)  Quality Data in the latest 3 months.                           Paper          Undecided
(2)  Incoming Inspection Procedures and Criteria.                   Paper          Undecided
(3)  Final QA Acceptance Procedures and Criteria.                   Paper          Undecided
(4)  Field Failure Data in the latest one year.                     Paper          Undecided
----------------------------------------------------------------------------------------------
3.   R&D Engineering Related:                                         -                 -
----------------------------------------------------------------------------------------------
(1)  Schematic/Drawings/Principle.                                  Paper          Undecided
(2)  Equipment List for R&D Engineering.                            Paper             Done
(3)  Associated Development Tools List.                             Paper          Undecided
(4)  Product Description/User Manual.                               Paper          Undecided
----------------------------------------------------------------------------------------------
4.   Training and Technical support Items:                            -                 -
----------------------------------------------------------------------------------------------
(1)  Training and Technical support plan for                        Paper          Undecided
     UTStacom's manufacturing.
(2)  Training on PHS handset operation principle                    Paper          Undecided
     for all UTStarcom's engineers.
----------------------------------------------------------------------------------------------
5.   CAD S/W TOOL:                                                    -                 -
----------------------------------------------------------------------------------------------
(1)  Mold design CAD use "MEL CAD" s/w tool.                       Diskette        Undecided
                                                                    or CD
(2)  PCB pattern CAD use "CR-3000" of ZUKEN.                       Diskette        Undecided
                                                                    or CD
----------------------------------------------------------------------------------------------
6.   Materials Sourcing/Purchasing Related:                           -                 -
----------------------------------------------------------------------------------------------
(1)  Major Suppliers List and Contact Information.                 Diskette           Done
                                                                    or CD
(2)  BOM price.                                                     Paper             Done
----------------------------------------------------------------------------------------------


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                      13/19

2. PROGRAM LIST FOR MITSUBISHI PHS HANDSET

----------------------------------------------------------------------------------------------
             Program List                                           Media           Delivery
                                                                                      time
----------------------------------------------------------------------------------------------
1.   Manufacturing Engineering Related Items:                          -               -
----------------------------------------------------------------------------------------------
(1)  Source code of all test programs of manufacturing.            Diskette        Undecided
                                                                     or CD
----------------------------------------------------------------------------------------------
2.   R&D Engineering Related:                                          -                -
----------------------------------------------------------------------------------------------
(1)  S/W, Firmware Source Code                                     Diskette           Done
                                                                     or CD
----------------------------------------------------------------------------------------------


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                      14/19

EXHIBIT B TECHNICAL ASSISTANCE

(1) TECHNICAL TRAINING FOR DEVELOPING SOFTWARE

Mitsubishi will provide the technical training listed below to support UTStarcom to develop software for UTStarcom's PHS handset at UTStarcom's expense.

    - Basically Mitsubishi will not develop new software of PHS handset anymore.
    - UTStarcom shall develop the software if some change is required for UTStarcom's market at its expense.

-----------------------------------------------------------------------------------------------------------------
         Item                        Duration   UTStarcom's   Mitsubishi's       Location         Hourly Rate
                                                  Trainee        Trainer         M:Office             of
                                                                                 designated       Mitsubishi's
                                                                                 by                personnel
                                                                                 Mitsubishi
                                                                                 U:Office
                                                                                 prepared by
                                                                                 UTStarcom
-----------------------------------------------------------------------------------------------------------------
1.   Lecture on the system of         [*]          [*]            [*]               M
     the PHS handset
------------------------------------------------------------------------------------------------
2.   Lecture on the H/W of            [*]          [*]            [*]               M
     the Licensed Technology
------------------------------------------------------------------------------------------------
3.   Lecture on the S/W of            [*]          [*]            [*]               M               [*]
     the Licensed Technology
------------------------------------------------------------------------------------------------
4.   Preparation for Item 5.          [*]                         [*]               U

------------------------------------------------------------------------------------------------
5.   Demonstration of the             [*]          [*]            [*]               U
     S/W of the Licensed
     Technology
------------------------------------------------------------------------------------------------
6.   Q&A about contents of            [*]          [*]            [*]             M or U
     the Lecture and
     Demonstration
-----------------------------------------------------------------------------------------------------------------


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       15/19


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(2) SUPPORT FOR TEST AND QUALITY ASSURANCE

    Mitsubishi will support to train UTStarcom's engineers by Mitsubishi's QA concept using the available data specified in ExhibitA necessary to develop UTStarcom's PHS handset at UTStarcom's expense.

-----------------------------------------------------------------------------------------------------------------
         Item                        Duration   UTStarcom's   Mitsubishi's       Location         Hourly Rate
                                                  Trainee        Trainer         M:Office             of
                                                                                 designated       Mitsubishi's
                                                                                 by                personnel
                                                                                 Mitsubishi
                                                                                 U:Office
                                                                                 Prepared by
                                                                                 UTStarcom
-----------------------------------------------------------------------------------------------------------------
1.   Lecture on a method of test     [*]          [*]            [*]                 M
     and quality assurance
-----------------------------------------------------------------------------------------------    [*]
2.   Demonstration on a method       [*]          [*]            [*]                 M
     of test and quality assurance
-----------------------------------------------------------------------------------------------------------------


STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                       16/19


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(3) TOOLING FOR TL-PH2

Mitsubishi will offer the Toolings for TL-PH2 listed below to UTStarcom, provided that UTStarcom shall follow the conditions for using each Tooling as determined separately by mutual discussion between the Parties.

A. TRANSFERABLE ITEMS OF TOOLING FOR TL-PH2


--------------------------------------------------------------------------------------
NO.  Mold No.               Parts Name            Amount       [*]       Model
--------------------------------------------------------------------------------------
1    83016816   310Q049 CASE-F-2                     1         [*]       TL-PH2
--------------------------------------------------------------------------------------
1.1  83016817   311A447 FLIP-2                       1         [*]       TL-PH2
--------------------------------------------------------------------------------------
1.2  83016819   440C499 CLEAR-LAMP-2                 1         [*]       TL-PH2
--------------------------------------------------------------------------------------
1.3  83016822   440D284 PANEL-LCD-2                  1         [*]       TL-PH2
--------------------------------------------------------------------------------------
1.4  83016986   370C157 PLATE-F-2                    1         [*]       TL-PH2
--------------------------------------------------------------------------------------
2    83016815   310Q048 CASE-R-2                     1         [*]       TL-PH2
--------------------------------------------------------------------------------------
3    83016820   440C500 PANEL-FLIP-2                 1         [*]       TL-PH2
--------------------------------------------------------------------------------------
3.1  83016821   440C501 PANEL-FLIP-CL-2              1         [*]       TL-PH2
--------------------------------------------------------------------------------------
5    83016952   501B003 SWITCH-RUBBER-L-2            1         [*]       TL-PH2
--------------------------------------------------------------------------------------
6    83017023   533B039 PRINT-BOARD*PH2              1         [*]       TL-PH2
--------------------------------------------------------------------------------------
6.1  83016863   686C024 TERMINAL-CH                  1         [*]       TL-PH2
--------------------------------------------------------------------------------------
6.3  83016948   261C361 HOLDER-MIC-2                 1         [*]       TL-PH2
--------------------------------------------------------------------------------------
13   83016818   320A183 COVER-BAT-2                  1         [*]       TL-PH2
--------------------------------------------------------------------------------------
15   83016950   369C119 CAP-CONNECTOR-2              1         [*]       TL-PH2
--------------------------------------------------------------------------------------
16   83016899   924C032 CHARGE*ASSY-2                1         [*]       TL-PH2
--------------------------------------------------------------------------------------
20   83016924   260B546 HOLDER*SOUND-2               1         [*]       TL-PH2
--------------------------------------------------------------------------------------
99   83016949   311B086 CASE-F-2-SUB                 1         [*]       TL-PH2
--------------------------------------------------------------------------------------

Note)

*1. UTStarcom does not have the right to request Mitsubishi to sell each Tooling for TL-PH2 itemized above after [*] from the Effective Date of this Agreement.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                     17/19

B. NON-TRANSFERABLE ITEMS OF TOOLING FOR TL-PH2



--------------------------------------------------------------------------------------
4    83016953    501A011 SWITCH-RUBBER-F-2                 1         [*]       TL-PH2
--------------------------------------------------------------------------------------
6.2  83017084    260A145 HOLDER-REC/LCD-2(BAKKL-RAITO)     1         [*]       TL-PH2
--------------------------------------------------------------------------------------
7    83016987    535D003 KEY-SHEET-L-2                     1         [*]       TL-PH2
--------------------------------------------------------------------------------------
9    83016898    719C157 ANTENNA-2                         1         [*]       TL-PH2
--------------------------------------------------------------------------------------
9.1  83016988    719C158 ANTENNA-PH2                       1         [*]       TL-PH2
--------------------------------------------------------------------------------------
10.1 83016989    719C160 TERMINAL-ANT-2                    1         [*]       TL-PH2
--------------------------------------------------------------------------------------
10.2 83016990    719C162 HOLDER-ANT-2                      1         [*]       TL-PH2
--------------------------------------------------------------------------------------

Note)

*1. UTStarcom does not have the right to request Mitsubishi to use each Tooling for TL-PH2 itemized after [*] from the Effective Date of this Agreement.

*2. UTStarcom agrees that each Tooling for TL-PH2 itemized above is used only at a place designated by Mitsubishi and is prohibited from transferring from the said place to somewhere.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                     18/19

Note)

*1. UTStarcom shall prepare an appropriate office near Mitsubishi's offices at its expense, where Mitsubishi will be able to support to train UTStarcom's engineers sufficiently.

*2. The hourly rate listed in this Exhibit B may be revised during the term of this Agreement, based on a standard rate applicable to Mitsubishi's dispatched personnel for the Technical Assistance.

*3. All Technical Assistance shall be performed in Japan.

*4. UTStarcom shall prepare at its expense all equipment other than those furnished by Mitsubishi hereunder such as work-station, personal computer and compiler and so on necessary for Mitsubishi to be able to provide UTStarcom with Technical Assistance. Mitsubishi will support to facilitate such preparation at UTStarcom's expense.

*5. UTStarcom shall arrange a sufficient number of qualified interpreters for the Technical Assistance at UTStarcom's expense, if necessary.

*6. UTStarcom's engineers shall be observe and comply with all applicable laws, regulations, Mitsubishi's internal rules, regulations and orders taken from Mitsubishi.

*7. UTStarcom shall dispatch its engineers to Mitsubishi whose ability is at least beyond the level designated by Mitsubishi to become reasonably acquainted with the Licensed Technology.

STRICTLY CONFIDENTIAL                                           UTSVER8.DOC

                                     19/19